                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption
"Experts" and to the use of our report dated August 9, 1996, in Amendment No. 1 to the Registration Statement (Form S-1 No.
33-43585) and related Prospectus of Misonix, Inc. dated January 17,
1997.

                                                     s/Ernst & Young LLP

Melville, New York
January 16, 1997